EXHIBIT 10.11

[English Translation]

SUPPLEMENTAL INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Supplemental Intellectual Property License Agreement is entered into by the following parties in Shenzhen, Guangdong Province, the People’s Republic of China on June 30, 2009:

Licensor:	Yi Li, Male, Citizen of the People’s Republic of China,
ID No.: 440301196906023818
Address:	24-504, Duqian Village, Futian District, Shenzhen, Guangdong (the “Party A”);

Licensee:	Shenzhen Trony Science and Technology Development Co., Ltd., a limited liability company established under the laws of China and with valid subsisting status
Address:	5/F and 8/F Building 2, Guangxian Estate, Bagua 3rd Road, Futian District, Shenzhen (the “Party B”)

WHEREAS:

1.               Party A and Party B entered into an Intellectual Property License Agreement (the “License Agreement”) on September 26, 2008, and Party A is founder of Licensee;

2.               Party A and Party B entered into two Patent Implementation and License Agreements on January 6, 2006 and October 20, 2007, respectively;

3.               Between the date of execution of License Agreement and the date of execution of this Supplemental Agreement, Party A obtained a number of patents (including patents under patent license and patents under applications);

4.               This Supplemental Agreement includes renewal of License Agreement with respect to a series of patents, or patent pool (Patents Under Patent License, Patents Under Change of Ownership and Patents Under Application), which will continue in force, including without limitation to

5.               Party A agreed to grant Party B exclusive right to use a number of patents (Patents Under Patent License and Patents Under Applications), known as “New Patents” (see Annex B) in China obtained between September 26, 2008 and the date of execution of this Agreement;

Party B agreed to accept above authorization and appropriately use New Patents in accordance with relevant provisions, and Party B also agreed to clarify certain ambiguous provisions in License Agreement and provide clearer definitions as set forh in this Supplemental Agreement.

NOW, THEREFORE, Party A and Party B agree to enter into the following provisions:

Article 1.                                                Definitions:

1.                                       Exclusive license: shall mean as Licensor grants Licensee right to implement a patent technology with agreed period of time, geographic areas and technical fields defined in provisions of license agreement, Licensor retains the right to implement such patent, but cannot grant license to any other organization or individual other than the Licensee with such patent application technology.

Licensee’s rights

2.                                       Licensor’s waiver

A.                                   Party A hereby acknowledges and agrees that, due to the prior business connection between Party A and Party B, Party A has allowed, permitted and/or assisted Party B to use the Licensed IP and the Disclosed Information prior to the Effective Date.

B.                                     Party A hereby declares completely and irrevocably waives any and all of his rights, claims and causes of action whatsoever against Party B arising from or in connection with Party B’s prior use of the Licensed IP.

C.                                     Ownership

An improvement or development in connection with any patent projects in patent pool is conceived, developed or discovered by either Party A or Party B, to the extent permitted by Chinese law, all rights arising from such activities should be owned by such Party.

D.                                    This Supplemental Agreement is written in both Chinese and English. For the purpose of determining each Party’s obligations towards (and rights against) the other Party, both versions shall be equally valid. In the event of any inconsistency between the Chinese and English versions of this Supplemental Agreement and the License Agreement, the Chinese version shall prevail.

Article 2.                                                Party A agrees to transfer Ownership Certificate, New Patent License Certificate and all necessary documents and materials that Party B requires in Annex A1 of License Agreement (Patents Under License Agreement), A2 (Patents Under Change of Ownership), Annex B (New Patents) to Party B within fifteen (15) business days after the execution of this Supplemental Agreement.

Article 3.                                                Other than special provisions set forth in this Supplemental Agreement, licensed term, period of effectiveness, and rights and obligations of Party

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A and Party B defined in License Agreement shall continue to be effective, and applicable to the New Patents. Party A and Party B shall continue to fulfill their respective obligations pursuant to the License Agreement.

Article 4.                Party A and Party B agreed, after this Supplemental Agreement becomes effective, each Party shall unconditionally execute any legal documents for the purpose of this Supplemental Agreement.

Within three (3) months after executing this Supplemental Agreement, Party B shall be responsible for handling all necessary filing procedures relating to this Supplemental Agreement and shall bear all the expenses (including annual fees and maintenance fees, etc.), and Party A shall provide assistance as necessary.

Article 5.                Pending matters of this Supplemental Agreement shall be settled through friendly negotiations of two parties.

Article 6.                This Supplemental Agreement shall become effective upon execution by Party A and Party B, and shall be executed in four (4) copies, with each of Party A and Party B holding one (1) copy, with the remaining two (2) copies be used for filing procedures. Each executed copy shall have same legal effect.

Article 7.                This Supplemental Agreement was executed by a legally authorized representative of each Party on the date provided on the cover page of this Supplement Agreement. In the event of any inconsistency between this Supplemental Agreement and License Agreement, this Supplemental Agreement shall prevail.

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(There is no text on this page, signature page to Supplemental Agreement to Patent License Agreement)

Party A: Yi Li

(Signature)

Party B: Shenzhen Trony Science and Technology Development Co., Ltd. (seal)

Authorized signatory (signature):

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Annex A:                                             Patent License List (including A-1 — Patents Under License Agreement and A-2 — Patents Under Change of Ownership)

Annex B:                                               New Patent List

Annex C:                                               Intellectual Property License Agreement

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Annex A-1  Original Licensed Patents

No.	Name	Type	Filing date	Application No.	Licensor
1	Indoors amorphous silicon solar cell and its manufacturing method	Invention	1995-5-19	95104992.5	Chuangyi
2	A solar accumulator cell protector on motor vehicles	Applied new type	1997-5-25	97240041.9	Expired patent Rights extinct
3	A solar lighting apparatus for map guideposts	Applied new type	1999-11-27	99247790.5	Expired patent Rights extinct
4	Folding solar power pack	Applied new type	2000-7-21	00244204.3	Li Yi
5	An integrated solar garden light	Applied new type	2002-3-2	02226039.0	Li Yi
6	Integrated light irradiance indicator	Applied new type	2002-11-15	02249529.0	Li Yi
7	A device for grinding an end surface of a glass plate	Applied new type	2004-2-7	200420002267.6	Li Yi
8	A framed solar photovoltaic insulated glass	Applied new type	2004-4-3	200420048717.5	Li Yi
9	Manufacturing equipment of transparent tin dioxide conductive film	Invention	2004-4-14	200410026828.0	Chuangyi
10	Manufacturing apparatus of transparent tin dioxide conductive film	Applied new type	2004-4-14	200420044723.3	Chuangyi
11	Charger (portable round)	Appearance design	2004-7-2	200430043955.2	Li Yi
12	A portable charger	Appearance design	2004-7-2	200430067016.1	Li Yi
13	Portable charger	Appearance design	2004-7-2	200430043956.7	Li Yi
14	A solar photovoltaic insulated glass and its manufacturing method	Invention	2004-7-6	200410028002.8	Chuangyi
15	An amorphous silicon standard solar cell	Applied new type	2004-8-15	200420083016.5	Chuangyi
16	Standard solar cell for measuring amorphous silicon batteries and its manufacturing method	Invention	2004-8-15	200410051144.6	Chuangyi
17	Solar door plate	Appearance design	2004-11-2	200430092036.4	Li Yi
18	Laminated glass for amorphous silicon solar cell	Applied new type	2005-3-1	200520055355.7	Chuangyi
19	A composite photoelectric template for curtain wall glass	Applied new type	2005-5-25	200510034904.7	Li Yi
20	Composite photoelectric template	Applied new type	2005-5-25	200520059062.6	Chuangyi
21	Solar cell template with illuminating apparatus	Applied new type	2005-6-1	200520059420.3	Chuangyi
22	A solar cell roof window and its manufacturing method	Invention	2005-10-21	200510100696.6	Li Yi
23	A solar cell roof window	Applied new type	2005-10-21	200520066324.1	Chuangyi

24	Insulated glass built in with photovoltaic louver	Applied new type	2005-11-4	200520067166.1	Li Yi
25	Connectors of film solar cell electrodes	Appearance design	2005-11-5	200530076501.X	Li Yi
26	Frame corner guard of solar cell components	Appearance design	2005-11-5	200530076475.0	Li Yi
27	Mitre joint connectors of film solar cell electrodes	Appearance design	2005-11-5	200530076476.5	Li Yi
28	Frame corner guard of solar photovoltaic components	Applied new type	2005-12-14	200520120752.8	Li Yi
29	An intelligent control device for the solar power supply of vehicle roof windows	Applied new type	2005-12-16	200520120817.9	Li Yi
30	A noncircular silicon film solar cell	Applied new type	2006-6-23	200620017543.5	Li Yi
31	Connectors of film solar cell electrodes (I)	Appearance design	2006-6-23	200630016976.4	Li Yi
32	An outer solar shade	Applied new type	2006-6-28	200620014309.7	Li Yi
33	A solar cell LED interlayer of photoelectric curtain wall glass	Applied new type	2006-9-19	200620014750.5	Li Yi
34	Electrode connector	Appearance design	2006-12-15	200630155458.0	Li Yi
35	Trolley shelf	Appearance design	2006-12-15	200630155457.6	Li Yi
36	Device for large area laser marking on solar cells	Applied new type	2006-12-31	200620144550.1	Li Yi
37	Laser marking device on solar cells	Applied new type	2007-1-8	200720117914.1	Li Yi
38	Power strip	Appearance design	2007-1-18	200730130817.1	Li Yi
39	A flexible solar cell	Applied new type	2007-1-23	200720118154.6	Li Yi
40	An amorphous solar curtain photovoltaic insulated glass	Applied new type	2007-4-29	200720119927.2	Li Yi
41	An automatic ultrasonic welding machine	Applied new type	2007-7-12	200720121394.1	Li Yi
42	An aeration solar curtain wall	Applied new type	2007-7-25	200720121584.3	Li Yi
43	Solar cell junction box	Applied new type	2007-8-16	200720122239.1	Li Yi
44	Hot oil heater of amorphous depositing furnace	Applied new type	2007-8-21	200720122312.5	Li Yi
45	A solar cell	Applied new type	2007-8-31	200720174556.8	Li Yi
46	Radio frequency discharge device in the deposition system of solar cells	Applied new type	2007-9-18	200720171858.X	Li Yi
47	Junction box in insulated photovoltaic curtain wall glass components	Applied new type	2007-9-18	200720171857.5	Li Yi
48	Solar street lamp controller	Applied new type	2007-10-18	200720172466.5	Li Yi

Annex A-2 Altered Patents

Catalogue of Altered Patentees

No.	Name	Filing date	Patent No.	Patentee	Grant No.	Grant date	Altered on
1	Indoors amorphous silicon solar cell and its manufacturing method	95.05.19	95104992.5	Chuangyi	CN1034617C	97.04.16	06.1.6
2	A solar cell and its manufacturing method	03.09.25	03134829.7	Chuangyi	CN1218406C	05.9.7	08.2.27
3	A solar photovoltaic insulated glass and its manufacturing method	04.07.06	200410028002.8	Chuangyi	CN1255609C	06.05.10	08.10.6
4	Manufacturing equipment of transparent tin dioxide conductive film	04.04.14	200410026828.0	Chuangyi	CN1276123C	06.09.20	08.12.31
5	Standard solar cell for measuring amorphous silicon batteries and its manufacturing method	04.08.15	200410051144.6	Chuangyi	CN100364117C	08.01.23	08.12.31
6	Manufacturing apparatus of transparent tin dioxide conductive film	04.04.14	200420044723.3	Chuangyi	CN2707775	05.07.06	08.12.31
7	An amorphous silicon standard solar cell	04.08.15	200420083016.5	Chuangyi	CN2762353	06.03.01	08.12.31
8	Laminated glass for amorphous silicon solar cell	05.03.01	200520055355.7	Chuangyi	CN2800494	06.07.26	08.12.31
9	Composite photoelectric template	05.05.25	200520059062.6	Chuangyi	CN2817076	06.09.13	08.12.31
10	Solar cell template with illuminating apparatus	05.06.01	200520059420.3	Chuangyi	CN2857223	07.1.10	08.12.31
11	A solar cell roof window	05.10.21	200520066324.1	Chuangyi	CN2850998	06.12.27	08.12.31

Annex: B New Patents

No.	Name	Filing date	Application/Patent No.	Patentee	Issue date	Status
1	Insulated glass built in with photovoltaic louver	05.11.04	200510101146.6	Li Yi	06.05.03	Actual trial
2	Large area laser marking on solar cells	06.12.31	200610063759.X	Li Yi	08.07.02	Actual trial
3	A solar photovoltaic insulated glass and its photovoltaic components	07.07.12	200710074258.6	Li Yi	08.07.30	Actual trial
4	Aeration solar photovoltaic glass curtain wall and its usage	07.07.25	200710075269.6	Li Yi	08.01.09	Actual trial
5	A solar cell and its manufacturing method	07.08.31	200710148695.8	Li Yi	08.02.06	Actual trial
6	A photovoltaic insulated glass	07.12.27	200710305818.4	Li Yi	08.05.28	Actual trial
7	An etching method and etching ink for aluminum film of amorphous silicon solar cells	08.05.07	200810067105.3	Li Yi	08.10.01	Actual trial
8	A solar photoelectric template and its encapsulation method	08.08.29	200810141727.6	Li Yi	09.01.14	Actual trial
9	Photovoltaic components of solar photovoltaic insulated glass	08.08.29	200810141725.7		09.01.14	Actual trial
10	Photovoltaic insulated glass built in with solar cells	08.08.29	200810141726.1	Li Yi	09.01.21	Actual trial
11	Circular silicon film solar cell	08.11.24	200810217634.7	Li Yi	09.04.29	Actual trial
12	A solar cell and its manufacturing method	03.09.25	03134829.7	Chuangyi	05.09.07	Authorized
13	Laminated glass components for amorphous silicon solar cells	05.03.01	200510033425.3	Li Yi	08.10.29	Authorized
14	Noncircular silicon film solar cell	06.06.23	200610061259.2	Li Yi	09.02.25	Authorized
15	An outer solar shade system	06.06.28	200610061349.1	Li Yi	09.02.25	Authorized
16	Solar cell LED interlayer of photoelectric curtain wall glass	06.09.19	200610062643.4	Li Yi	09.03.25	Authorized
17	Laser marking equipment of solar cells	07.01.08	200710072812.7	Li Yi	09.06.24	Authorized
18	A flexible solar cell and its manufacturing method	07.01.23	200710073014.6	Li Yi	08.03.19	Authorized
19	Solar photovoltaic noise barrier	07.02.05	200720118501.5	Li Yi	08.01.23	Authorized
20	Wall junction box	07.06.19	200730170528.4	Li Yi	08.07.16	Authorized
21	Bracket with battery components	07.07.05	200730170909.2	Li Yi	08.10.29	Authorized
22	A ultrasonic welding equipment for solar cell electrodes	07.07.12	200710075880.9	Li Yi	09.06.24	Authorized
23	Junction box	07.09.18	200730173764.1	Li Yi	08.08.13	Authorized
24	A tandem solar cell	07.10.25	200720172723.5	Li Yi	08.10.01	Authorized
25	A silicon film solar cell and its manufacturing method	07.12.18	200710125207.1	Li Yi	09.09.02	Authorized

26	A silicon film solar cell	07.12.18	200720196120.9	Li Yi	08.10.08	Authorized
27	A lead-out sealing kit of outer electrodes on photovoltaic templates	07.12.27	200710305817.x	Li Yi	09.09.02	Authorized
28	A lead-out apparatus of outer electrodes	07.12.27	200720196551.5	Li Yi	08.10.22	Authorized
29	Lead-out apparatus of outer electrodes on photovoltaic insulated glass	07.12.27	200720196552.x	Li Yi	08.10.22	Authorized
30	A solar photoelectric template	08.08.29	200820146974.0	Li Yi	09.05.27	Authorized
31	Photovoltaic components of solar cells	08.08.29	200820146976.x	Li Yi	09.05.27	Authorized
32	Lead-out apparatus of inner electrodes on photovoltaic insulated glass	08.08.29	200820146975.5	Li Yi	09.05.27	Authorized
33	A bracket of flat solar cells	08.09.17	200820147416.6	Li Yi	09.06.24	Authorized
34	Connectors of solar cell electrodes	08.8.29	200830154688.4	Li Yi		Authorized
35	Frame (I) (Frame section bars of solar panels)	08.8.29	200830154686.5	Li Yi		Authorized
36	Frame (II)	08.8.29	200830154687.x	Li Yi		Authorized
37	Composite solar oxygen-increasing machine	08.9.28	200820212273.2	Li Yi		Authorized
38	A bracket of solar cells	08.9.28	200820212274.7	Li Yi	09.06.24	Authorized
39	A facility bending machine	08.10.10	200820212955.3	Li Yi	09.06.24	Authorized
40	Concentric circular amorphous silicon film solar cell	08.11.10	200820213462.1	Li Yi		Authorized
41	A photovoltaic member of solar photovoltaic insulated glass	08.11.21	200820213836.x	Li Yi		Authorized
42	Solar photovoltaic greenhouse	08.12.12	200820234961.9	Li Yi		Authorized
43	Solar photovoltaic greenhouse for seedling raising of watermelon	08.12.18	200820235306.5	Li Yi		Authorized
44	A solar photovoltaic greenhouse for planting tomatoes	08.12.18	200810241339.5	Li Yi		Authorized
45	Solar photovoltaic greenhouse for tomatoes	08.12.18	200820235307.x	Li Yi		Authorized
46	Testing electrode clamp of amorphous silicon solar cells	09.1.19	200920129615.9	Li Yi		Authorized
47	An amorphous silicon solar cell	09.1.21	200920129643.0	Li Yi		Authorized
48	Photovoltaic greenhouse and power generation apparatus with solar cell components	08.12.12	200810218323.2	Li Yi		Accepted
49	Noncircular solar photovoltaic curtain wall glass and its manufacturing method	09.1.15	200910105067.0	Li Yi		Accepted
50	Noncircular solar photovoltaic curtain wall glass	09.1.15	200920129431.2	Li Yi		Accepted

51	Amorphous silicon solar cell components	09.1.15	200920129430.8	Li Yi	Accepted
52	Solar photovoltaic members	09.1.16	200930162861.x	Li Yi	Accepted
53	A BIPV (Building Integrated Photovoltaic) curtain wall glass member	09.1.16	200920129504.8	Li Yi	Accepted
54	A photovoltaic member and its usage of photovoltaic insulated glass	09.4.17	200910106676.8	Li Yi	Accepted
55	A solar photovoltaic member	09.4.17	200920130775.5	Li Yi	Accepted